Exhibit 99.8

                                                                EXECUTION COPY
                                                                --------------

==============================================================================

                        GSAA HOME EQUITY TRUST 2006-15


                           ASSET-BACKED CERTIFICATES


                                SERIES 2006-15


               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                                     among


                         GS MORTGAGE SECURITIES CORP.,
                                  as Assignor


        DEUTSCHE BANK NATIONAL TRUST COMPANY, AS TRUSTEE FOR GSAA HOME
                             EQUITY TRUST 2006-15
                                  as Assignee


                                      and


                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                                  as Servicer


                            and as acknowledged by

                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                              as Master Servicer


                                  Dated as of

                              September 28, 2006

==============================================================================

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


            ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated September 28, 2006 (this "Agreement"), among GS Mortgage Securities Corp. ("Assignor" or "Depositor"), Deutsche Bank National Trust Company ("Deutsche Bank"), not in its individual capacity, but solely as trustee (in such capacity, the "Trustee") on behalf of GSAA Home Equity Trust 2006-15 (the "Assignee"), Wells Fargo Bank, National Association ("Wells Fargo"), as servicer (in such capacity, the "Servicer") and as acknowledged by Wells Fargo, as Master Servicer (in such capacity, the "Master Servicer").

            WHEREAS, Goldman Sachs Mortgage Company ("GSMC") and M&T Mortgage Corporation ("M&T Mortgage") have entered into the Master Mortgage Loan Purchase and Servicing Agreement, dated as of November 1, 2005 (the "Sale Agreement"), pursuant to which M&T Mortgage sold to GSMC certain mortgage loans on a servicing-released basis listed on the mortgage loan schedule attached as an exhibit to the Trust Agreement (as defined below);

            WHEREAS, GSMC and the Servicer have entered into the Servicing Agreement, dated as of June 30, 2006 (the "Servicing Agreement"), pursuant to which the Servicer has agreed to service certain mortgage loans acquired by GSMC from time to time;

            WHEREAS, GSMC has agreed to assign and convey certain mortgage loans acquired from M&T Mortgage (the "Mortgage Loans") on August 3, 2006, which became subject to the provisions of the Servicing Agreement as of September 1, 2006, to the Assignor pursuant to an Assignment, Assumption and Recognition Agreement, dated as of June 29, 2006 (the "GSMC Assignment Agreement");

            WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor the Mortgage Loans acquired by the Assignor pursuant to the GSMC Assignment Agreement, which Mortgage Loans are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule"); and

            WHEREAS, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2006 (the "Trust Agreement"), among the Depositor, Deutsche Bank, as Trustee and as a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, National Association, as a custodian and Wells Fargo, as Master Servicer and as securities administrator, the Assignor will transfer the Mortgage Loans to the Assignee, together with the Assignor's rights under the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor (and if applicable its affiliates, officers, directors and agents) to indemnification thereunder).

            NOW THEREFORE, consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

            1. Assignment, Assumption and Conveyance.

            (a) The Assignor hereby assigns to the Assignee, as of the date hereof, all of its right, title and interest in and to the GSMC Assignment Agreement (including without limitation the rights of GSMC under the Servicing Agreement, to the extent assigned to the Assignor under the GSMC Assignment Agreement) from and after the date hereof, and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans.

            (b) The Assignor represents and warrants to the Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans or the Servicing Agreement since the date of the Servicing Agreement.

            2. Accuracy of the Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached as Exhibit 2 to the GSMC Assignment Agreement is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) except as contemplated herein or as previously disclosed in the GSMC Assignment Agreement, the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

            3. Recognition of the Assignee.

            (a) The Servicer hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Servicing Agreement and related Commitment Letter (as such term is defined in the GSMC Assignment Agreement), (ii) the Servicer shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans, under the Sale Agreement pursuant to which GSMC purchased the Mortgage Loans from M&T Mortgage and (B) the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Servicer thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Section 3.02 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the "Owner" under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code). Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Servicer's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Depositor as set forth in the Trust Agreement.

            (b) From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and, notwithstanding anything herein or in the Servicing Agreement to the contrary, shall service all of the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

            (c) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and that the Master Servicer, acting on behalf of the Assignee as the owner of the Mortgage Loans, shall have the same rights as were assigned by GSMC, in its capacity as the original "Owner" under the Servicing Agreement, to the Assignor under the GSMC Assignment Agreement, and further assigned hereunder by the Assignor to Assignee. Such rights that Master Servicer may enforce on behalf of the Assignee will include, without limitation, the right to terminate the Servicer under the Servicing Agreement with respect to the Mortgage Loans upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer with respect to the Mortgage Loans.

            (d) All reports and other data required to be delivered by the Servicer to the "Owner" under the Servicing Agreement with respect to the Mortgage Loans shall be delivered to the Master Servicer at the address set forth in Section 7 hereof. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

            Wells Fargo Bank, National Association
            ABA #: 121000248
            For credit to: SAS Clearing
            Acct #: 3970771416
            FFC to: GSAA 2006-15 Acct #50940000

            (e) Monthly Reporting

            Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Mortgage Loans, not later than the tenth (10th) Business Day of each month, the Servicer shall furnish to the Master Servicer
(i) (a) monthly loan data as set forth in Exhibit 2 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), (b) default loan data in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer) and (c) information regarding realized losses and gains in the format set forth in Exhibit 4 hereto (or in such other format mutually agreed-upon between the Servicer and the Master Servicer), in each case relating to the period beginning on the second day of the immediately preceding month and ending on the first day of the then current month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer and (iii) all supporting documentation with respect to the information required pursuant to the immediately preceding paragraph.

            4. Representations and Warranties of the Assignee. The Assignee hereby represents and warrants to the Assignor as follows:

            (a) Decision to Purchase. The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

            (b) Authority. The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

            (c) Enforceability. The Assignee hereto represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

            (a) Organization. The Assignor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

            (b) Enforceability. This Assignment Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

            (c) No Consent. The execution, delivery and performance by the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

            (d) Authorization; No Breach. The execution and delivery of this Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

            (e) Actions; Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Assignment Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective mortgage loan documents to the Assignee or its designee and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery.

            It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

            6. Continuing Effect. Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

            7. Termination; Optional Clean-Up Call.

            In connection with the Trust Agreement, the Master Servicer hereby agrees to the following obligations described below. For purposes of this
Section 7 only, any capitalized term used but not defined in this Assignment Agreement has the same meaning assigned thereto in the Trust Agreement.

            In the event that a Person or Persons specified in Section 11.01 of the Trust Agreement chooses to exercise its option set forth therein to purchase the Mortgage Loans and REO Properties or to conduct an Auction Call for such property of the Trust Fund, as the case may be, by no later than the 10th day of the month of the final distribution, such Person shall notify the Depositor, the Trustee and the Securities Administrator of the final Distribution Date and of the applicable purchase or sale price of the Mortgage Loans and REO Properties determined and in the manner as provided in the Trust Agreement.

            In the event the Mortgage Loans and REO Properties are purchased or sold pursuant to Section 11.01 of the Trust Agreement, the Master Servicer shall remit to the Securities Administrator the applicable Termination Price on the Remittance Date immediately preceding the applicable final Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator and the Custodians of a Request for Release therefor, the Master Servicer shall direct the Custodians to release to the Master Servicer or its designee the Custodial Files for the Mortgage Loans.

            8. Notices. Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to:

            (a)   in the case of the Servicer,

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2302-033
                  Des Moines, Iowa 50328-0001
                  Attention:  John B. Brown
                  Tel:  (515) 324-7071
                  Fax:  (515) 324-3118

                  With a copy to:

                  Wells Fargo Bank, National Association
                  1 Home Campus, MAC #X2401-06T
                  Des Moines, Iowa 50328-0001
                  Attention:  General Counsel
                  Tel:  (515) 213-4762
                  Fax:  (515) 213-5192
or such other address as may hereafter be furnished by the Servicer;

            (c)   in the case of the Master Servicer,

                  Wells Fargo Bank, National Association
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: GSAA 2006-15

                  Or in the case of overnight deliveries:

                  Wells Fargo Bank, National Association
                  9062 Old Annapolis Road,
                  Columbia, Maryland 21045
                  Attention: GSAA 2006-15

or such address as may hereafter be furnished by the Master Servicer;

            (c)   in the case of the Trustee or Assignee,

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place,
                  Santa Ana, California 92705-4934
                  Attention: Trust Administration - GS0615
                  Tel.: (714) 247-6000

or such other address as may hereafter be furnished by the Assignee; and

            (d)   in the case of the Assignor,

                  GS Mortgage Securities Corp.
                  85 Broad Street
                  New York, New York 10004
                  Attention:  Chris Gething
                  Tel.: (212) 902-1434
                  Fax:  (212) 256-5107

or such address as may hereafter be furnished by the Assignor.

            9. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

            10. Definitions. Any capitalized term used but not defined in this Agreement has the meaning assigned thereto in the Servicing Agreement or the Trust Agreement, as applicable.

            11. Trustee Capacity. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank, not individually or personally but solely on behalf of GSAA Home Equity Trust 2006-15, as the Assignee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements by Deutsche Bank is made and intended for the purpose of binding only the GSAA Home Equity Trust 2006-15, (iii) nothing herein contained shall be construed as creating any liability for Deutsche Bank, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the GSAA Home Equity Trust 2006-15, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the GSAA Home Equity Trust 2006-15 under this Agreement, the Trust Agreement or any related document.

            12. Miscellaneous.

            (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf). Any entity into which the Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, or Assignee, respectively, hereunder.

            (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

            (e) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.



                                       GS MORTGAGE SECURITIES CORP.



                                       By: /s/ Michelle Gill
                                           ------------------------------------
                                       Name:  Michelle Gill
                                       Title: Vice President



                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       not in its individual capacity but
                                       solely as Trustee


                                       By: /s/ Ronaldo Reyes
                                           ------------------------------------
                                       Name:  Ronaldo Reyes
                                       Title: Assistant Vice President



                                       WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                       as Servicer


                                       By: /s/ Laurie McGoogan
                                           ------------------------------------
                                       Name:  Laurie McGoogan
                                       Title: Vice President



Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Master Servicer



By: /s/ Patricia M. Russo
    -----------------------------------
Name:  Patricia M. Russo
Title: Vice President

                                   EXHIBIT 1
                            Mortgage Loan Schedule


   [On File with the Securities Administrator as provided by the Depositor]

                                   EXHIBIT 2

                    Standard File Layout - Master Servicing
                    ---------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Column Name                            Description                            Decimal   Format Comment                     Max Size
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR                       A value assigned by the Servicer to              Text up to 10 digits                 20
                                       define a group of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each             Text up to 10 digits                 10
                                       loan by the investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                      A unique number assigned to a loan               Text up to 10 digits                 10
                                       by the Servicer. This may be
                                       different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                          The borrower name as received in the             Maximum length of 30 (Last,          30
                                       file. It is not separated by first
                                       First) and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                          Scheduled monthly principal and           2      No commas(,) or dollar signs ($)     11
                                       scheduled interest payment that a
                                       borrower is expected to pay, P&I
                                       constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                          The loan interest rate as reported        4      Max length of 6                       6
                                       by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                           The loan gross interest rate less         4      Max length of 6                       6
                                       the service fee rate as reported by
                                       the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                          The servicer's fee rate for a loan        4      Max length of 6                       6
                                       as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                           The servicer's fee amount for a loan      2      No commas(,) or dollar signs ($)     11
                                       as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                            The new loan payment amount as            2      No commas(,) or dollar signs ($)     11
                                       reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                          The new loan rate as reported by the      4      Max length of 6                       6
                                       Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE                         The index the Servicer is using to        4      Max length of 6                       6
                                       calculate a forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL                      The borrower's actual principal           2      No commas(,) or dollar signs ($)     11
                                       balance at the beginning of the
                                       processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL                      The borrower's actual principal           2      No commas(,) or dollar signs ($)     11
                                       balance at the end of the processing
                                       cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date at the end of processing                MM/DD/YYYY                           10
                                       cycle that the borrower's next
                                       payment is due to the Servicer, as
                                       reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1                        The first curtailment amount to be        2      No commas(,) or dollar signs ($)     11
                                       applied.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1                       The curtailment date associated with             MM/DD/YYYY                           10
                                       the first curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1                        The curtailment interest on the           2      No commas(,) or dollar signs ($)     11
                                       first curtailment amount, if
                                       applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2                        The second curtailment amount to be       2      No commas(,) or dollar signs ($)     11
                                       applied.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2                       The curtailment date associated with             MM/DD/YYYY                           10
                                       the second curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2                        The curtailment interest on the           2      No commas(,) or dollar signs ($)     11
                                       second curtailment amount, if
                                       applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3                        The third curtailment amount to be        2      No commas(,) or dollar signs ($)     11
                                       applied.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Column Name                          Description                             Decimal   Format Comment                      Max Size
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3                     The curtailment date associated with              MM/DD/YYYY                            10
                                     the third curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3                       The curtailment interest on the third      2      No commas(,) or dollar signs ($)      11
                                     curtailment amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                              The loan "paid in full" amount as          2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                             The paid in full date as reported by              MM/DD/YYYY                            10
                                     the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE                          The standard FNMA numeric code used               Action Code Key: 15=Bankruptcy,        2
                                     to indicate the default/delinquent                30=Foreclosure, , 60=PIF,
                                     status of a particular loan.                      63=Substitution,
                                                                                       65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                          The amount of the interest adjustment      2      No commas(,) or dollar signs ($)      11
                                     as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT               The Soldier and Sailor Adjustment          2      No commas(,) or dollar signs ($)      11
                                     amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT                     The Non Recoverable Loan Amount, if        2      No commas(,) or dollar signs ($)      11
                                     applicable.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                        The amount the Servicer is passing as      2      No commas(,) or dollar signs ($)      11
                                     a loss, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL                   The scheduled outstanding principal        2      No commas(,) or dollar signs ($)      11
                                     amount due at the beginning of the
                                     cycle date to be passed through to
                                     investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL                   The scheduled principal balance due        2      No commas(,) or dollar signs ($)      11
                                     to investors at the end of a
                                     processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT                       The scheduled principal amount as          2      No commas(,) or dollar signs ($)      11
                                     reported by the Servicer for the
                                     current cycle -- only applicable for
                                     Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                        The scheduled gross interest amount        2      No commas(,) or dollar signs ($)      11
                                     less the service fee amount for the
                                     current cycle as reported by the
                                     Servicer --only applicable for
                                     Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                        The actual principal amount collected      2      No commas(,) or dollar signs ($)      11
                                     by the Servicer for the current
                                     reporting cycle -- only applicable
                                     for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                         The actual gross interest amount less      2      No commas(,) or dollar signs ($)      11
                                     the service fee amount for the
                                     current reporting cycle as reported
                                     by the Servicer -- only applicable
                                     for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT                  The penalty amount received when a         2      No commas(,) or dollar signs ($)      11
                                     borrower prepays on his loan as
                                     reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED               The prepayment penalty amount for the      2      No commas(,) or dollar signs ($)      11
                                     loan waived by the servicer.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                             The Effective Payment Date of the                 MM/DD/YYYY                            10
                                     Modification for the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                             The Modification Type.                            Varchar - value can be alpha or       30
                                                                                       numeric
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Column Name                           Description                             Decimal   Format Comment                     Max
                                                                                                                           Size
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT                The current outstanding principal and   2         No commas(,) or dollar signs ($)   11
                                      interest advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 3

Standard File Layout - Delinquency Reporting


-----------------------------------------------------------------------------------------------------------------------------------
Column/Header Name                            Description                                               Decimal    Format Comment
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.
                                              This may be different than the LOAN_NBR
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                                      A unique identifier assigned to
                                              each loan by the originator.
-----------------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                                    Servicer Client Number
-----------------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                           First Name of the Borrower.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                            Last name of the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                                  Street Name and Number of Property
-----------------------------------------------------------------------------------------------------------------------------------
PROP_STATE                                    The state where the  property located.
-----------------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                                      Zip code where the property is located.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's                                         MM/DD/YYYY
                                              next payment is due to
                                              the servicer at the
                                              end of processing cycle, as
                                              reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                    MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the
                                              bankruptcy filing.
-----------------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been                    MM/DD/YYYY
                                              approved by the courts
-----------------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either                 MM/DD/YYYY
                                              by Dismissal, Discharged and/or a Motion For Relief
                                              Was Granted.
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The                     MM/DD/YYYY
                                              Servicer
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such
                                              As;
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To                   MM/DD/YYYY
                                              End/Close
-----------------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                   MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter                                     MM/DD/YYYY
                                              to the servicer with
                                              instructions to begin
                                              foreclosure proceedings.
-----------------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue                         MM/DD/YYYY
                                              Foreclosure
-----------------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a                        MM/DD/YYYY
                                              Foreclosure Action
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to                  MM/DD/YYYY
                                              occur.
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                             MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.      2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                           The date the servicer initiates eviction of the                      MM/DD/YYYY
                                              borrower.
-----------------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                       The date the court revokes legal                                     MM/DD/YYYY
                                              possession of the
                                              property from the borrower.
-----------------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                                    The price at which an REO property is marketed.              2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
LIST_DATE                                     The date an REO property is listed at a particular                   MM/DD/YYYY
                                              price.
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_AMT                                     The dollar value of an offer for an REO property.            2       No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
-----------------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the                  MM/DD/YYYY
                                              Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to                MM/DD/YYYY
                                              close.
-----------------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                              MM/DD/YYYY
-----------------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                                 Classification of how the property is occupied.
-----------------------------------------------------------------------------------------------------------------------------------

           (C) Copyright Wells Fargo Bank, Corporate Trust Services Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

----------------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
----------------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                        MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                                The date the appraisal was done.                                     MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                                 The current "as is" value of the                              2
                                              property based on brokers
                                              price opinion or appraisal.
----------------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are         2
                                              completed pursuant to a broker's price opinion or
                                              appraisal.
----------------------------------------------------------------------------------------------------------------------------------
If applicable:
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
----------------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                            The circumstances which caused a
                                              borrower to stop paying on a
                                              loan. Code indicates the reason
                                              why the loan is in default for
                                              this cycle.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                MM/DD/YYYY
                                              Insurance Company.
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                             No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment              MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim               2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                     MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company             2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The               MM/DD/YYYY
                                              Pool Insurer
----------------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE                   Date FHA Part A Claim Was Filed With HUD                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                          Amount of FHA Part A Claim Filed                              2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE                    Date HUD Disbursed Part A Claim Payment                              MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT                     Amount HUD Paid on Part A Claim                               2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE                   Date FHA Part B Claim Was Filed With HUD                             MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                          Amount of FHA Part B Claim Filed                              2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE                    Date HUD Disbursed Part B Claim Payment                              MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT                     Amount HUD Paid on Part B Claim                               2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                           Date VA Claim Was Filed With the Veterans Admin                      MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                            Date Veterans Admin. Disbursed VA Claim Payment                      MM/DD/YYYY
----------------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                             Amount Veterans Admin. Paid on VA Claim                       2      No commas(,)
                                                                                                                   or dollar
                                                                                                                   signs ($)
----------------------------------------------------------------------------------------------------------------------------------

Standard File Codes - Delinquency Reporting
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

              o   ASUM- Approved Assumption
              o   BAP-Borrower Assistance Program
              o   CO-   Charge Off
              o   DIL-Deed-in-Lieu
              o   FFA-Formal Forbearance Agreement
              o   MOD-Loan Modification
              o   PRE-Pre-Sale
              o   SS-Short Sale
              o   MISC-Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file. The Occupant Code field should show the current status of the property code as follows:

              o   Mortgagor
              o   Tenant
              o   Unknown
              o   Vacant

The Property Condition field should show the last reported condition of the property as follows:

              o Damaged
              o Excellent
              o Fair
              o Gone
              o Good
              o Poor
              o Special Hazard
              o Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

     ------------------------------------------------------------------------
     Delinquency Code         Delinquency Description
     ------------------------------------------------------------------------
     001                      FNMA-Death of principal mortgagor
     ------------------------------------------------------------------------
     002                      FNMA-Illness of principal mortgagor
     ------------------------------------------------------------------------
     003                      FNMA-Illness of mortgagor's family member
     ------------------------------------------------------------------------
     004                      FNMA-Death of mortgagor's family member
     ------------------------------------------------------------------------
     005                      FNMA-Marital difficulties
     ------------------------------------------------------------------------
     006                      FNMA-Curtailment of income
     ------------------------------------------------------------------------
     007                      FNMA-Excessive Obligation
     ------------------------------------------------------------------------
     008                      FNMA-Abandonment of property
     ------------------------------------------------------------------------
     009                      FNMA-Distant employee transfer
     ------------------------------------------------------------------------
     011                      FNMA-Property problem
     ------------------------------------------------------------------------
     012                      FNMA-Inability to sell property
     ------------------------------------------------------------------------
     013                      FNMA-Inability to rent property
     ------------------------------------------------------------------------
     014                      FNMA-Military Service
     ------------------------------------------------------------------------
     015                      FNMA-Other
     ------------------------------------------------------------------------
     016                      FNMA-Unemployment
     ------------------------------------------------------------------------
     017                      FNMA-Business failure
     ------------------------------------------------------------------------
     019                      FNMA-Casualty loss
     ------------------------------------------------------------------------
     022                      FNMA-Energy environment costs
     ------------------------------------------------------------------------
     023                      FNMA-Servicing problems
     ------------------------------------------------------------------------
     026                      FNMA-Payment adjustment
     ------------------------------------------------------------------------
     027                      FNMA-Payment dispute
     ------------------------------------------------------------------------
     029                      FNMA-Transfer of ownership pending
     ------------------------------------------------------------------------
     030                      FNMA-Fraud
     ------------------------------------------------------------------------
     031                      FNMA-Unable to contact borrower
     ------------------------------------------------------------------------
     INC                      FNMA-Incarceration
     ------------------------------------------------------------------------

                                 Page 1 of 26

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.

           (C) Copyright Wells Fargo Bank, Corporate Trust Services Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------------------------------------------------------------
      Status Code         Status Description
------------------------------------------------------------------------------
           09             Forbearance
------------------------------------------------------------------------------
           17             Pre-foreclosure Sale Closing Plan Accepted
------------------------------------------------------------------------------
           24             Government Seizure
------------------------------------------------------------------------------
           26             Refinance
------------------------------------------------------------------------------
           27             Assumption
------------------------------------------------------------------------------
           28             Modification
------------------------------------------------------------------------------
           29             Charge-Off
------------------------------------------------------------------------------
           30             Third Party Sale
------------------------------------------------------------------------------
           31             Probate
------------------------------------------------------------------------------
           32             Military Indulgence
------------------------------------------------------------------------------
           43             Foreclosure Started
------------------------------------------------------------------------------
           44             Deed-in-Lieu Started
------------------------------------------------------------------------------
           49             Assignment Completed
------------------------------------------------------------------------------
           61             Second Lien Considerations
------------------------------------------------------------------------------
           62             Veteran's Affairs-No Bid
------------------------------------------------------------------------------
           63             Veteran's Affairs-Refund
           64             Veteran's Affairs-Buydown
------------------------------------------------------------------------------
           65             Chapter 7 Bankruptcy
------------------------------------------------------------------------------
           66             Chapter 11 Bankruptcy
------------------------------------------------------------------------------
           67             Chapter 13 Bankruptcy
------------------------------------------------------------------------------

                                   EXHIBIT 4

                         FORM 332 REALIZED LOSS REPORT

                            WELLS FARGO BANK, N.A.

Purpose

      To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

      The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

      With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

      The numbers on the form correspond with the numbers listed below.

      1.    The actual Unpaid Principal Balance of the Mortgage Loan.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

      3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      8. Accrued Servicing Fees based upon the Stated Principal Balance of the Mortgage Loan as calculated on a monthly basis.

      9.    The total of lines 1 through 8.

Exhibit 4: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

            The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            * For escrow advances - complete payment history

            (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            * REO repairs > $1500 require explanation

            * REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Servicing Officer certification

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

            * Copy of EOB for any MI or gov't guarantee

            * All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit 4: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                 Date:  _______________
      Phone:  ______________________   Email Address:_____________________


-----------------------      --------------------         ---------------------
Servicer Loan No.             Servicer Name               Servicer Address


-----------------------      --------------------         ---------------------

  WELLS FARGO BANK, N.A. Loan No._____________________________

  Borrower's Name: _________________________________________________________
  Property Address: _________________________________________________________

  Liquidation Type:  REO Sale     3rd Party Sale      Short Sale     Charge Off

  Was this loan granted a Bankruptcy deficiency or cramdown      Yes       No
  If "Yes", provide deficiency or cramdown amount _____________________________

  Liquidation and Acquisition Expenses:
  (1)  Actual Unpaid Principal Balance of Mortgage Loan   $ ______________ (1)
  (2)  Interest accrued at Net Rate                         _______________(2)
  (3)  Accrued Servicing Fees                               _______________(3)
  (4)  Attorney's Fees                                      _______________(4)
  (5)  Taxes (see page 2)                                   _______________(5)
  (6)  Property Maintenance                                 ______________ (6)
  (7)  MI/Hazard Insurance Premiums (see page 2)            _______________(7)
  (8)  Utility Expenses                                     _______________(8)
  (9)  Appraisal/BPO                                        _______________(9)
  (10) Property Inspections                                 ______________(10)
  (11) FC Costs/Other Legal Expenses                        ______________(11)
  (12) Other (itemize)                                      ______________(12)
           Cash for Keys__________________________          ______________(12)
           HOA/Condo Fees_______________________            ______________(12)
           ______________________________________           ______________(12)

           Total Expenses                                 $ ______________(13)
  Credits:
  (14) Escrow Balance                                     $ ______________(14)
  (15) HIP Refund                                           _____________ (15)
  (16) Rental Receipts                                      _____________ (16)
  (17) Hazard Loss Proceeds                                 _____________ (17)
  (18) Primary Mortgage Insurance / Gov't Insurance         _____________ (18a)
  HUD Part A
                                                            _____________ (18b)
  HUD Part B
  (19) Pool Insurance Proceeds                              ______________ (19)

  (20) Proceeds from Sale of Acquired Property              ______________ (20)
  (21) Other (itemize)                                      ______________ (21)
       _________________________________________            ______________ (21)

       Total Credits                                      $________________(22)
  Total Realized Loss (or Amount of Gain)                 $________________(23)

Escrow Disbursement Detail


----------------------------------------------------------------------------------------------------------------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
   (Tax /Ins.)                        Coverage
----------------------------------------------------------------------------------------------------------------------







